                                                                      Exhibit 99

Form 4 Joint Filer Information

 Name:                                      EnCap V-B Acquisitions, L.P.

 Address:                                   1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

 Issuer & Ticket Symbol:                    Earthstone Energy, Inc. [ESTE]

 Date of Event Requiring Statement:         01/07/2021

 Relationship of Reporting Person to
Issuer:                                     10% Owner

Signature:                                  EnCap V-B Acquisitions, L.P.

                                            By: EnCap V-B Acquisitions GP, LLC,
                                            its general partner

                                            By: EnCap Energy Capital Fund V-B,
                                            L.P., its sole member

                                            By: EnCap Equity Fund V GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       EnCap Energy Capital Fund VI, L.P.

Address:                                    1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

Signature:                                  EnCap Energy Capital Fund VI, L.P.

                                            By: EnCap Equity Fund VI GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       EnCap VI-B Acquisitions, L.P.

Address:                                    1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

Signature:                                  EnCap VI-B Acquisitions, L.P.

                                            By: EnCap VI-B Acquisitions GP, LLC,
                                            its general partner

                                            By: EnCap Energy Capital Fund VI-B,
                                            L.P., its sole member

                                            By: EnCap Equity Fund VI GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       EnCap Energy Capital Fund VII, L.P.

Address:                                    1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

Signature:                                  EnCap Energy Capital Fund VII, L.P.

                                            By: EnCap Equity Fund VII GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       Bold Energy Holdings, LLC

Address:                                    C/O ENCAP INVESTMENTS L.P.
                                            1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

                                            Signature: Bold Energy Holdings, LLC

                                            By: EnCap Energy Capital Fund IX,
                                            L.P., its sole member

                                            By: EnCap Equity Fund IX GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       EnCap Energy Capital Fund IX, L.P.

Address:                                    1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

                                            Signature: EnCap Energy Capital Fund
                                            IX, L.P.

                                            By: EnCap Equity Fund IX GP, L.P.,
                                            its general partner

                                            By: EnCap Investments L.P.,
                                            its general partner

                                            By: EnCap Investments GP, L.L.C.,
                                            its general partner

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021

Name:                                       EnCap Partners GP, LLC

Address:                                    1100 LOUISIANA STREET, SUITE 4900
                                            HOUSTON, TX 77002

Issuer & Ticket Symbol:                     Earthstone Energy, Inc. [ESTE]

Date of Event Requiring Statement:          01/07/2021

Relationship of Reporting Person to
Issuer:                                     10% Owner

Signature:                                  EnCap Partners GP, LLC

                                            By: /s/ Douglas E. Swanson, Jr.,
                                                ----------------------------
                                            Managing Director
                                            -----------------

                                            Date: 01/11/2021